                                                                    EXHIBIT 99.1


                     NABORS INDUSTRIES LTD. AND SUBSIDIARIES
                                SEGMENT REPORTING
                               2003, 2002 AND 2001
                                 (IN THOUSANDS)

The following table sets forth certain information with respect to our reportable segments, rig and well-servicing activity:

                                                                               2001
                                            ---------------------------------------------------------------------------
                                                1Q              2Q              3Q              4Q           FULL YEAR
                                            -----------     -----------     -----------     -----------     -----------
Operating revenues and Earnings from
 unconsolidated affiliates:
 Contract drilling: (1)
      U.S. Lower 48 Land Drilling           $   238,351     $   303,571     $   307,660     $   163,247     $ 1,012,829
      U.S. Land Well-servicing                   83,041          90,389          92,183          80,172         345,785
      U.S. Offshore                              58,789          69,323          57,791          40,175         226,078
      Alaska                                     35,126          32,634          32,831          33,043         133,634
      Canada                                     30,250          15,845          17,518          22,697          86,310
      International                              57,677          60,925          78,786          85,016         282,404
                                            -----------     -----------     -----------     -----------     -----------
       Subtotal contract drilling (2)           503,234         572,687         586,769         424,350       2,087,040

Manufacturing and logistics (3) (4)              64,772          74,166          70,536          49,824         259,298
Other (5)                                       (26,839)        (35,373)        (34,888)        (21,168)       (118,268)
                                            -----------     -----------     -----------     -----------     -----------
   Total                                    $   541,167     $   611,480     $   622,417     $   453,006     $ 2,228,070
                                            ===========     ===========     ===========     ===========     ===========

Adjusted cash flows derived from
 operating activities: (6)
Contract drilling: (1)
      U.S. Lower 48 Land Drilling           $    77,318     $   114,770     $   128,794     $    43,974     $   364,856
      U.S. Land Well-servicing                   18,257          22,918          21,913          19,314          82,402
      U.S. Offshore                              11,743          18,240          12,007          13,117          55,107
      Alaska                                     13,031          11,505          10,740           9,628          44,904
      Canada                                     13,453           5,981           7,675          10,355          37,464
      International                              19,375          19,696          24,371          26,153          89,595
                                            -----------     -----------     -----------     -----------     -----------
       Subtotal contract drilling               153,177         193,110         205,500         122,541         674,328

Manufacturing and logistics (3)                  27,127          32,249          29,773          16,621         105,770
Other (7)                                       (12,545)        (13,727)        (15,375)        (12,844)        (54,491)
                                            -----------     -----------     -----------     -----------     -----------
   Total                                        167,759         211,632         219,898         126,318         725,607
Depreciation and amortization                   (43,730)        (50,746)        (54,413)        (41,007)       (189,896)
                                            -----------     -----------     -----------     -----------     -----------

Adjusted income derived from
 operating activities (8)                       124,029         160,886         165,485          85,311         535,711

Interest expense                                (12,464)        (14,513)        (15,395)        (18,350)        (60,722)
Interest income                                  13,260          15,676          13,636          11,401          53,973
Other income, net                                 9,268           3,056           5,400          10,926          28,650
                                            -----------     -----------     -----------     -----------     -----------
Income before income taxes                  $   134,093     $   165,105     $   169,126     $    89,288     $   557,612
                                            -----------     -----------     -----------     -----------     -----------

Income tax (benefit) expense:

  Current                                        14,935          11,388          27,503          29,892          83,718
  Deferred                                       36,020          49,702          33,382          (2,660)        116,444
                                            -----------     -----------     -----------     -----------     -----------
    Total income tax (benefit) expense           50,955          61,090          60,885          27,232         200,162
                                            -----------     -----------     -----------     -----------     -----------
Net income                                  $    83,138     $   104,015     $   108,241     $    62,056     $   357,450
                                            ===========     ===========     ===========     ===========     ===========

Earnings per share:
  Basic                                     $       .57     $       .71     $       .75     $       .44     $      2.48
  Diluted                                   $       .51     $       .63     $       .68     $       .41     $      2.24

Weighted average number of common shares outstanding:

  Basic                                         146,696         146,539         143,610         140,874         144,430
  Diluted                                       170,261         173,309         167,384         164,206         168,790

Rig years:
      U.S. Lower 48 Land Drilling                 221.0           242.5           230.6           145.4           209.7
      U.S. Offshore                                31.4            34.1            28.8            21.1            28.8
      Alaska                                       10.7            10.5            11.0            11.2            10.9
      Canada                                       29.1            14.9            17.9            19.7            20.4
      International                                52.9            51.6            57.7            55.7            54.5
                                            -----------     -----------     -----------     -----------     -----------
       Total rig years                            345.1           353.6           346.0           253.1           324.3
                                            ===========     ===========     ===========     ===========     ===========

Rig hours:
      U.S. Land Well-servicing                  303,415         307,689         296,673         262,327       1,170,104
      Canada Well-servicing                          --              --              --              --              --
                                            -----------     -----------     -----------     -----------     -----------
       Total rig hours                          303,415         307,689         296,673         262,327       1,170,104
                                            ===========     ===========     ===========     ===========     ===========

                                                                               2002
                                            ---------------------------------------------------------------------------
                                                1Q              2Q              3Q              4Q           FULL YEAR
                                            -----------     -----------     -----------     -----------     -----------
Operating revenues and Earnings from
 unconsolidated affiliates:

 Contract drilling: (1)
      U.S. Lower 48 Land Drilling           $   109,159     $    97,022     $    92,298     $    81,743     $   380,222
      U.S. Land Well-servicing                   73,703          76,250          74,168          70,307         294,428
      U.S. Offshore                              27,472          23,958          24,446          29,841         105,717
      Alaska                                     39,994          30,947          26,359          20,899         118,199
      Canada                                     28,017          20,935          41,387          51,158         141,497
      International                              80,088          77,062          77,430          85,580         320,160
                                            -----------     -----------     -----------     -----------     -----------
       Subtotal contract drilling (2)           358,433         326,174         336,088         339,528       1,360,223

Manufacturing and logistics (3) (4)              40,042          41,554          33,692          59,487         174,775
Other (5)                                       (11,638)        (11,210)        (14,702)        (16,230)        (53,780)
                                            -----------     -----------     -----------     -----------     -----------
   Total                                    $   386,837     $   356,518     $   355,078     $   382,785     $ 1,481,218
                                            ===========     ===========     ===========     ===========     ===========

Adjusted cash flows derived from
 operating activities: (6)
Contract drilling: (1)
      U.S. Lower 48 Land Drilling           $    28,086     $    23,723     $    21,359     $    16,249     $    89,417
      U.S. Land Well-servicing                   14,539          16,187          14,320          13,185          58,231
      U.S. Offshore                               1,961           1,150           3,891          12,092          19,094
      Alaska                                     13,606          10,255          11,371           8,157          43,389
      Canada                                     12,634           2,509           9,067          13,917          38,127
      International                              29,902          27,690          27,206          28,843         113,641
                                            -----------     -----------     -----------     -----------     -----------
       Subtotal contract drilling               100,728          81,514          87,214          92,443         361,899

Manufacturing and logistics (3)                  13,709          13,000           8,282           7,713          42,704
Other (7)                                        (9,699)         (9,010)        (11,276)         (9,205)        (39,190)
                                            -----------     -----------     -----------     -----------     -----------
   Total                                        104,738          85,504          84,220          90,951         365,413
Depreciation and amortization                   (43,681)        (47,984)        (52,084)        (51,616)       (195,365)
                                            -----------     -----------     -----------     -----------     -----------

Adjusted income derived from
 operating activities (8)                        61,057          37,520          32,136          39,335         170,048

Interest expense                                (14,615)        (14,418)        (17,772)        (20,263)        (67,068)
Interest income                                   9,251           8,142           8,145           8,548          34,086
Other income, net                                   497           2,649            (994)          1,556           3,708
                                            -----------     -----------     -----------     -----------     -----------
Income before income taxes                  $    56,190     $    33,893     $    21,515     $    29,176     $   140,774
                                            -----------     -----------     -----------     -----------     -----------

Income tax (benefit) expense:

  Current                                         4,443           2,514           1,774           1,454          10,185
  Deferred                                        9,805           5,959          (7,181)            517           9,100
                                            -----------     -----------     -----------     -----------     -----------
    Total income tax (benefit) expense           14,248           8,473          (5,407)          1,971          19,285
                                            -----------     -----------     -----------     -----------     -----------
Net income                                  $    41,942     $    25,420     $    26,922     $    27,205     $   121,489
                                            ===========     ===========     ===========     ===========     ===========

Earnings per share:
  Basic                                     $       .30     $       .18     $       .19     $       .19     $       .85
  Diluted                                   $       .28     $       .17     $       .18     $       .18     $       .81

Weighted average number of common shares outstanding:

  Basic                                         140,970         143,188         145,078         145,385         143,655
  Diluted                                       154,768         150,451         151,158         151,717         149,997

Rig years:
      U.S. Lower 48 Land Drilling                 107.7           105.6           103.2            95.5           103.0
      U.S. Offshore                                14.9            14.5            14.5            14.0            14.5
      Alaska                                       11.3             9.6             8.8             7.7             9.3
      Canada                                       27.0            11.4            23.4            29.6            22.9
      International                                52.3            53.5            54.6            59.9            55.1
                                            -----------     -----------     -----------     -----------     -----------
       Total rig years                            213.2           194.6           204.5           206.7           204.8
                                            ===========     ===========     ===========     ===========     ===========

Rig hours:
      U.S. Land Well-servicing                  242,279         262,326         259,688         250,364       1,014,657
      Canada Well-servicing                          --          30,528          62,553          71,704         164,785
                                            -----------     -----------     -----------     -----------     -----------
       Total rig hours                          242,279         292,854         322,241         322,068       1,179,442
                                            ===========     ===========     ===========     ===========     ===========

                                                       2003
                                            ---------------------------
                                                1Q              2Q
                                            -----------     -----------
Operating revenues and Earnings from
 unconsolidated affiliates:

 Contract drilling: (1)
      U.S. Lower 48 Land Drilling           $    91,688     $   116,605
      U.S. Land Well-servicing                   76,660          81,504
      U.S. Offshore                              21,714          24,680
      Alaska                                     35,968          30,446
      Canada                                    100,788          49,836
      International                              87,191          96,599
                                            -----------     -----------
       Subtotal contract drilling (2)           414,009         399,670

Manufacturing and logistics (3) (4)              55,189          46,572
Other (5)                                       (13,458)        (12,331)
                                            -----------     -----------
   Total                                    $   455,740     $   433,911
                                            ===========     ===========

Adjusted cash flows derived from
 operating activities: (6)
Contract drilling: (1)
      U.S. Lower 48 Land Drilling           $    14,051     $    23,445
      U.S. Land Well-servicing                   15,145          18,811
      U.S. Offshore                               1,103           5,112
      Alaska                                     18,162          13,414
      Canada                                     33,253           5,453
      International                              28,142          33,350
                                            -----------     -----------
       Subtotal contract drilling               109,856          99,585

Manufacturing and logistics (3)                  10,867           4,883
Other (7)                                       (10,788)         (9,831)
                                            -----------     -----------
   Total                                        109,935          94,637
Depreciation and amortization                   (53,926)        (56,652)
                                            -----------     -----------

Adjusted income derived from
 operating activities(8)                         56,009          37,985

Interest expense                                (20,070)        (18,644)
Interest income                                   7,693           6,998
Other income, net                                    24              23
                                            -----------     -----------
Income before income taxes                  $    43,656     $    26,362
                                            -----------     -----------

Income tax (benefit) expense:

  Current                                         4,060           3,226
  Deferred                                       (8,461)         (5,883)
                                            -----------     -----------
    Total income tax (benefit) expense           (4,401)         (2,657)
                                            -----------     -----------
Net income                                  $    48,057     $    29,019
                                            ===========     ===========

Earnings per share:
  Basic                                           $ .33           $ .20
  Diluted                                         $ .31           $ .19

Weighted average number of common shares outstanding:

  Basic                                         145,708         146,382
  Diluted                                       160,404         153,359

Rig years:
      U.S. Lower 48 Land Drilling                 108.9           136.8
      U.S. Offshore                                13.4            15.0
      Alaska                                        8.7             9.1
      Canada                                       58.8            23.4
      International                                57.1            59.8
                                            -----------     -----------
       Total rig years                            246.9           244.1
                                            ===========     ===========

Rig hours:
      U.S. Land Well-servicing                  273,513         281,810
      Canada Well-servicing                      92,702          46,458
                                            -----------     -----------
       Total rig hours                          366,215         328,268
                                            ===========     ===========

----------

(1) This segment includes our drilling, workover and well-servicing operations, on land and offshore.

(2) Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $.9 million and $1.0 million for the three months ended March 31 and June 30, 2003, respectively. Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $1.1 million, $1.0 million, $.9 million and $.8 million for the three months ended March 31, June 30, September 30 and December 31, 2002, respectively, and $3.9 million for the twelve months ended December 31, 2002. Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $2.1 million, $1.9 million, $2.3 million and $2.8 million for the three months ended March 31, June 30, September 30 and December 31, 2001, respectively, and $9.0 million for the twelve months ended December 31, 2001.

(3) This segment includes our marine transportation and supply services, top drive manufacturing, directional drilling, rig instrumentation and software, and construction and logistics operating units.

(4) Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $5.0 million and $1.4 million for the three months ended March 31 and June 30, 2003, respectively. Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $4.5 million, $3.4 million, $1.0 million and $2.0 million for the three months ended March 31, June 30, September 30 and December 31, 2002, respectively, and $10.9 million for the twelve months ended December 31, 2002. Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $5.9 million, $5.8 million, $3.8 million and $1.7 million for the three months ended March 31, June 30, September 30 and December 31, 2001, respectively, and $17.3 million for the twelve months ended December 31, 2001.

(5) Includes the elimination of inter-segment manufacturing and logistics sales.

(6) Adjusted cash flows derived from operating activities is computed by: subtracting direct costs and general and administrative expenses from Operating revenues and then adding Earnings from unconsolidated affiliates. Such amounts should not be used as a substitute to those amounts reported under accounting principles generally accepted in the United States of America (GAAP). However, management evaluates the performance of our business units based on several criteria, including adjusted cash flows derived from operating activities, because it believes that this financial measure is an accurate reflection of the ongoing performance of our business units. A reconciliation of this non-GAAP measure to income before income taxes, which is a GAAP measure, is provided within the table above.

(7) Includes the elimination of inter-segment transactions and unallocated corporate expenses.

(8) Adjusted income derived from operating activities is computed by: subtracting direct costs, general and administrative expenses, and depreciation and amortization expense from Operating revenues and then adding Earnings from unconsolidated affiliates. Such amounts should not be used as a substitute to those amounts reported under GAAP. However, management evaluates the performance of its business units and the consolidated company based on several criteria, including adjusted income derived from operating activities, because it believes that this financial measure is an accurate reflection of the ongoing profitability of our company. A reconciliation of this non-GAAP measure to income before income taxes, which is a GAAP measure, is provided within the table above.